Exhibit 99.1

Consent Solicitation Statement

October 11, 2023

GENWORTH HOLDINGS, INC.

Solicitation of Consents from Holders of the Notes set forth below to Amend the Replacement Capital Covenant, dated as of November 14, 2006 (the “Replacement Capital Covenant”)

Outstanding Principal Amount	Description of Securities	CUSIP Number(s)
$276,103,000	6.500% Senior Notes due 2034 (the “2034 Notes” or the “Notes”)	37247DAB2

•

The purpose of this Consent Solicitation is to seek consent of the Holders (as defined below) of at least a majority by principal amount of the 2034 Notes to amend the Replacement Capital Covenant as described below (the “RCC Amendment”) in order to permit the Company (as defined below) and/or its subsidiaries to make certain repayments, redemptions or repurchases of the Company’s Fixed-to-Floating Rate Junior Subordinated Notes due 2066 (the “2066 Notes”) as set forth in the RCC Amendment. Consent from Holders of the 2034 Notes is being sought because the 2034 Notes are the currently effective series of Covered Debt (as defined in the Replacement Capital Covenant, “Covered Debt”).

•	The RCC Amendment does not modify in any respect the 2034 Notes or the Indenture governing the 2034 Notes.

•	Holders will not be entitled to any consent fee for providing a Consent (as defined below) hereunder.

•

A group of Holders representing a majority by principal amount of 2034 Notes has separately agreed to provide Consents hereunder pursuant to the terms of the Note Repurchase and Consent Agreement (as defined below).

•

In order to participate in this Consent Solicitation, a Beneficial Owner (as defined below) must promptly instruct its broker, dealer, custodian or other intermediary to deliver a Consent in accordance with the consent procedures described herein.

•

You must act in advance of the Expiration Time, which is 5:00 p.m., New York City time, on October 18, 2023 (unless extended or terminated by the Company), if you intend to participate. Your broker, dealer, custodian or other intermediary will require an earlier deadline for you to give it instructions.

•

Any requests for assistance in submitting a Consent or requests for additional copies of this document or other related documents should be directed to the Information Agent (as defined below) at the address or telephone numbers set forth on the back cover page of this document.

THIS CONSENT SOLICITATION WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 18, 2023 (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED OR EARLIER TERMINATED, THE “EXPIRATION TIME”). HOLDERS MUST VALIDLY DELIVER CONSENTS AT OR BEFORE THE EXPIRATION TIME IN ORDER FOR SUCH CONSENTS TO BE EFFECTIVE. CONSENTS MAY BE REVOKED AT OR PRIOR TO THE EARLIER OF THE EFFECTIVE DATE (AS DEFINED BELOW) AND THE EXPIRATION TIME. GENWORTH HOLDINGS, INC. MAY, IN ITS SOLE DISCRETION, TERMINATE, EXTEND OR AMEND THE CONSENT SOLICITATION AT ANY TIME.

Genworth Holdings, Inc. (“Genworth Holdings” or the “Company”), a wholly owned subsidiary of Genworth Financial, Inc. (“Genworth Financial” and, together with its consolidated subsidiaries, “Genworth”), is proposing to amend the Replacement Capital Covenant in order to permit the repayment, redemption or repurchase of 2066 Notes such that for each $1,000 principal amount of Covered Debt repaid, redeemed or repurchased by the Company on or after October 23, 2023 (which includes 2034 Notes to be repurchased pursuant to the Note Repurchase and Consent Agreement, as defined below), the Company may repay, redeem or repurchase $2,000 principal amount of 2066 Notes (in addition to any repayments, redemptions or repurchases otherwise permitted pursuant to the Replacement Capital Covenant).

Holders will not be entitled to any consent fee for providing a Consent hereunder. A group of Holders representing a majority by principal amount of 2034 Notes has separately agreed to provide Consents hereunder pursuant to the terms of a Note Repurchase and Consent Agreement, dated as of October 11, 2023 (the “Note Repurchase and Consent Agreement”). Under the terms thereof, the Company has agreed to repurchase $13,500,000 principal amount of 2034 Notes from such Holders at agreed prices, and such Holders have agreed to provide consents to the RCC Amendment as provided herein.

In connection with the RCC Amendment described above and herein, the Company is furnishing this Consent Solicitation Statement (as it may be amended or supplemented from time to time, the “Statement”).

For a further discussion and a description of certain other considerations applicable to Holders, see the sections entitled “Questions and Answers About the RCC Amendment” and “Summary.”

By this Statement, the Company is soliciting (the “Consent Solicitation”) consents (the “Consents”) from holders of the 2034 Notes (each, a “Holder” or “you” and, collectively, the “Holders”) to approve the RCC Amendment.

If Notes are registered in the name of a broker, dealer, commercial bank, trust company or other intermediary and the ultimate beneficial owner of such Notes (the “Beneficial Owner”) wishes to consent to the RCC Amendment, such Beneficial Owner must promptly contact and instruct such registered Holder to deliver a Consent on the Beneficial Owner’s behalf. The Depository Trust Company (“DTC”) has confirmed that the Consent Solicitation is eligible for DTC’s Automated Tender Offer Program (“ATOP”). Accordingly, participants in DTC (“DTC Participants”) that wish to consent must electronically deliver a Consent by causing DTC to temporarily transfer and surrender their Notes to the Tabulation Agent (as defined below) in accordance with DTC’s ATOP procedures described herein. See “The Solicitation—How to Consent” for more information.

The Company intends to execute the RCC Amendment upon obtaining Consents of the Holders of at least a majority by principal amount of the 2034 Notes (the “Requisite Consents”) and satisfaction of other conditions as set forth herein. The date on which the RCC Amendment is executed is referred to as the “Effective Date.” However, following execution and delivery of the RCC Amendment, the RCC Amendment will cease to be operative if the Company breaches its obligation to repurchase 2034 Notes pursuant to the Note Repurchase and Consent Agreement.

The consummation of the Consent Solicitation is conditioned upon (i) receipt by the Tabulation Agent at or before the Expiration Time of the Requisite Consents, (ii) execution by the Company of the RCC Amendment and (iii) satisfaction of the General Conditions (as defined herein) upon the Effective Date.

Notwithstanding anything to the contrary contained herein, the Company reserves the right, in its sole discretion to (i) terminate the Consent Solicitation for any reason, (ii) extend the Expiration Time or (iii) amend the terms of the Consent Solicitation, including to waive any of the conditions to the Consent Solicitation.

The Company has appointed Global Bondholder Services Corporation as tabulation agent (the “Tabulation Agent”) and as information agent (the “Information Agent”) with respect to the Consent Solicitation. None of the Trustee, the Information Agent or the Tabulation Agent makes any recommendation as to whether or not Holders should deliver Consents in response to the Consent Solicitation.

i

QUESTIONS AND ANSWERS ABOUT THE RCC AMENDMENT

The following are some questions and answers regarding the RCC Amendment. This section does not contain all of the information that may be important to you. You should carefully read this Statement to fully understand the terms of the RCC Amendment, as well as the other considerations that are important to you in deciding whether to deliver your Consent. All capitalized terms used but not defined in this section are defined in other sections of this Statement. Unless the context otherwise provides, references to the “Company,” “we,” “our” or “us” are to Genworth Holdings, Inc.

Q:	What is the RCC Amendment?

A:

The RCC Amendment is a change that we propose to make to the Replacement Capital Covenant relating to the 2034 Notes. Specifically, the RCC Amendment will permit the repayment, redemption or repurchase by the Company of 2066 Notes such that for each $1,000 principal amount of Covered Debt repaid, redeemed or repurchased by the Company on or after October 23, 2023, the Company may repay, redeem or repurchase $2,000 principal amount of 2066 Notes (in addition to any repayments, redemptions or repurchases currently permitted pursuant to the Replacement Capital Covenant). Additional amendments are described below.

Q:	How do I consent to the RCC Amendment?

A:

By instructing your custodian (i.e., your broker) to deliver a Consent to the RCC Amendment to the Tabulation Agent on your behalf, in accordance with the consent procedures set forth in the section of the Statement entitled “The Solicitation—How to Consent,” you will be deemed to have validly consented to the RCC Amendment.

Q:	Who do I call if I have any questions about how to deliver a Consent or any other questions relating to the Consent Solicitation or the RCC Amendment?

A:

Questions concerning the terms of the Consent Solicitation, requests for assistance in delivering Consents or requests for additional copies of this Statement or other related documents should be directed to the Information Agent by telephone at (212) 430-3774, in writing at 65 Broadway – Suite 404, New York, New York 10006 and via email at contact@gbsc-usa.com. While these parties will be available to answer questions about the Consent Solicitation, none of the Trustee, the Information Agent or the Tabulation Agent will make any recommendation as to whether or not Holders should deliver Consents in response to the Consent Solicitation.

Q:	What changes will be made to the payment terms under the 2034 Notes if the RCC Amendment becomes operative?

A:	None. The changes effected by the RCC Amendment do not alter the Company’s contractual obligations with respect to the 2034 Notes or the guarantee of the 2034 Notes by Genworth Financial in any way.

Q:	Will I receive any consent fee or payment hereunder?

A:	No.

Q:	How long will the solicitation for Consents remain open?

A:	The Consent Solicitation will remain open until the Expiration Time, which is defined as 5:00 p.m. New York City time on October 18, 2023, unless earlier terminated or extended.

Q:	Can I revoke my Consent to the RCC Amendment once it is submitted?

A:

You may revoke your Consent if the Tabulation Agent receives your notice of revocation of Consent through ATOP at or prior to the earlier of the Effective Date and Expiration Time in accordance with the procedures set forth in “The Solicitation—Revocation of Consents.” A Holder who has delivered a revocation at any time prior to the earlier of the Expiration Time and the Effective Date may thereafter deliver a new Consent until the Expiration Time in accordance with the procedures described in this Statement.

Q:	Can the Company terminate or modify the Consent Solicitation?

A:

Yes, notwithstanding anything to the contrary contained herein, the Company reserves the right, in its sole discretion to (i) terminate the Consent Solicitation for any reason, (ii) extend the Expiration Time and/or (iii) amend the terms of the Consent Solicitation, including to waive any of the conditions to the Consent Solicitation.

IMPORTANT NOTICE

Holders are requested to read and carefully consider the information contained herein.

Recipients of this Statement and the accompanying materials should not construe the contents hereof or thereof as legal, business or tax advice. Each recipient should consult its own attorney, business advisor and tax advisor as to legal, business, tax and related matters concerning the Consent Solicitation.

This Statement does not constitute a solicitation of Consents in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such solicitation under applicable laws. Holders residing outside the United States who wish to deliver a Consent must satisfy themselves as to their full observance of the laws of the relevant jurisdiction in connection therewith. If the Company becomes aware of any state or foreign jurisdiction where the making of the Consent Solicitation is prohibited, the Consent Solicitation will not be made to (and Consents will not be accepted from or on behalf of) Holders in such state or foreign jurisdiction.

No broker, dealer, salesperson or other person has been authorized to provide any information or to make any representation not contained in this Statement and, if given or made, such information or representation may not be relied upon as having been authorized by the Company, Genworth Financial, the Trustee, the Tabulation Agent or the Information Agent. The Company, Genworth Financial, the Trustee and the Information Agent take no responsibility for, and can provide no assurance as to the reliability of, any information that others may give you. The delivery of this Statement at any time after the date hereof does not imply that the information herein is correct as of any time subsequent to its date.

You are responsible for making your own examination of the Company and Genworth Financial and your own assessment of the merits and risks of participating in the Consent Solicitation. You may contact us at any time if you need additional information. By participating in the Consent Solicitation, you acknowledge that:

•	you have reviewed this Statement;

•	you have had an opportunity to ask questions and request from us any additional information that you need from us and you have reviewed that additional information; and

•

none of the Company, Genworth Financial, the Trustee or the Information Agent or any of their respective affiliates, control persons, directors, officers, employees, agents or representatives (collectively, “Representatives”) is liable or responsible for, nor is making any representation, express or implied, to you concerning the Company’s or Genworth Financial’s future performance.

None of the Company, Genworth Financial, the Trustee or the Information Agent or any of their respective Representatives makes any recommendation as to whether or not Holders should deliver Consents pursuant to the Consent Solicitation.

This Statement is solely for the purposes of the Consent Solicitation. Neither the Consent Solicitation nor the delivery of this Statement constitutes an offering of securities of the Company or Genworth Financial or any other person and this Statement may not be used for such purposes or in connection with the purchase or sale of any securities, including, without limitation, the 2034 Notes.

This Statement has not been approved or disapproved by the Securities and Exchange Commission (the “SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the fairness or merits of such transaction nor upon the accuracy or adequacy of the information contained in this Statement. Any representation to the contrary is unlawful.

Important Notice Regarding Consent Procedures

All of the 2034 Notes are held through DTC by DTC Participants. Any Beneficial Owner of 2034 Notes who is not a Holder of such 2034 Notes must arrange with the person who is the Holder or such Holder’s assignee or nominee to deliver their Consent on behalf of such Beneficial Owner.

DTC has confirmed that the Consent Solicitation is eligible for ATOP and has authorized DTC Participants to electronically deliver Consents by causing DTC to temporarily transfer and surrender their 2034 Notes and indicate delivery of a Consent to the Tabulation Agent, in accordance with DTC’s ATOP procedures. DTC will verify each temporary transfer and surrender of 2034 Notes and confirm the electronic delivery of such Consent by sending an Agent’s Message (as defined below) to the Tabulation Agent. DTC Participants must allow sufficient time for completion of the ATOP procedures during normal business hours of DTC. Beneficial Owners must contact the broker, dealer, commercial bank, custodian or DTC Participant who holds 2034 Notes for them if they wish to instruct such party to deliver a Consent with respect to the Beneficial Owner’s 2034 Notes.

After DTC submits the Agent’s Message with respect to a Consent, the CUSIP for the applicable 2034 Notes will be blocked, and a consenting Holder’s position cannot be sold or transferred until the earliest of (i) the Expiration Time, (ii) the date on which the DTC Participant properly revokes its Consent and (iii) the date on which the Consent Solicitation is terminated. The Tabulation Agent will instruct DTC to release the positions as soon as practicable but no later than three business days after either the Expiration Time or subsequent date following the Expiration Time and not exceeding forty-five calendar days from the date of this Statement. Following the satisfaction of all of the conditions described herein, the RCC Amendment will become operative.

Consents may be delivered only in principal amounts equal to minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof. Holders who deliver consents that are less than all of their 2034 Notes must continue to hold 2034 Notes in at least the Minimum Authorized Denomination and integral multiples of $1,000 in excess thereof.

See “The Solicitation—How to Consent” for additional information regarding Consent procedures.

SUMMARY

The following summary is provided for the convenience of the Holders. This section does not contain all of the information that may be important to you. You should carefully read this Statement to fully understand the terms of the RCC Amendment, as well as the other considerations that are important to you in deciding whether to deliver your Consent. All capitalized terms used but not defined in this section are defined in other sections of this Statement.

The Company	Genworth Holdings, Inc.

The Guarantor	Genworth Financial, Inc.

The Notes

Outstanding Principal Amount	Description of Securities	CUSIP Number(s)
$276,103,000	6.500% Senior 2034 Notes due 2034	37247DAB2

The Indenture	The Senior Notes Indenture, dated as of June 15, 2004 between Genworth Holdings (formerly Genworth Financial, Inc.) and The Bank of New York Mellon Trust Company, N.A., as successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank), as Trustee, as supplemented by Supplemental Indenture No.1, dated as of June 15, 2004, governing the Company’s 6.500% Senior Notes due 2034 (as has been further amended or supplemented, the “Indenture”).

Holders	The Company is soliciting Consents from all Holders of the 2034 Notes.

Trustee	The Bank of New York Mellon Trust Company, N.A.

Consent Solicitation	The Company is soliciting Consents by Holders to the RCC Amendment. See “The RCC Amendment.”

Expiration Time	The Consent Solicitation will expire at 5:00 p.m. New York City time on October 18, 2023, unless earlier terminated or extended.

Consent Fee	None.

Conditions to the Consent Solicitation	The consummation of the Consent Solicitation is conditioned upon (i) receipt by the Tabulation Agent at or before the Expiration Time of the Requisite Consents, (ii) execution by the Company of the RCC Amendment and (iii) satisfaction of the General Conditions upon the Effective Date.

Requisite Consents	In accordance with the terms of the Replacement Capital Covenant, in order for an amendment to be approved, valid and unrevoked Consents must be received from Holders of at least a majority by principal amount of the 2034 Notes, as the currently effective series of Covered Debt.

Consequences of Not Delivering a Consent	Upon the RCC Amendment becoming operative, the terms of the RCC Amendment, as amended, will be applicable to all Holders of Covered Debt, including Holders of the 2034 Notes, even if they did not deliver their Consent.

Procedures for Delivering Consent

Consents must be electronically delivered in accordance with DTC’s ATOP procedures. Any Beneficial Owner may instruct its broker, dealer, custodian or other intermediary to deliver a Consent to the RCC Amendment.

With respect to any Notes, in order to effectively consent to the RCC Amendment, the registered Holder of such Notes must properly deliver its Consent at or prior to the Expiration Time.

If Notes are registered in the name of a broker, dealer, commercial bank, trust company or other intermediary and the Beneficial Owner wishes to consent to the RCC Amendment, the Beneficial Owner must promptly contact and instruct such registered Holder to deliver a Consent on the Beneficial Owner’s behalf. Any Beneficial Owner of Notes registered in the name of a DTC Participant may direct the DTC Participant through whom such Beneficial Owner’s Notes are held to deliver a Consent on such Beneficial Owner’s behalf.

DTC Participants must electronically deliver a Consent by causing DTC to temporarily transfer and surrender their Notes to the Tabulation Agent in accordance with DTC’s ATOP procedures. The Notes will not be transferable to third parties until the earliest of (i) the Expiration Time, (ii) the date on which the DTC Participant revokes its Consent and (iii) the date on which the Consent Solicitation is terminated.

See “The Solicitation—How to Consent.”

Revocation of Consents	Consents may be revoked by a Holder if the Tabulation Agent receives a properly transmitted notice of revocation of Consent in accordance with DTC’s ATOP procedures at any time prior to the earlier of the Effective Date and the Expiration Time. Each Holder, by delivering its Consent, will agree not to revoke its Consent except in accordance with the conditions and procedures for revocation of Consents specified under “The Solicitation—Revocation of Consents.”

Information Agent and Tabulation Agent	Global Bondholder Services Corporation

THE RCC AMENDMENT

Purpose of the Consent

The purpose of this Consent Solicitation is to seek consent of the Holders of at least a majority by principal amount of the 2034 Notes to amend the Replacement Capital Covenant in order to permit the Company and/or its subsidiaries to make certain repayments, redemptions or repurchases of the Company’s 2066 Notes as set forth in the RCC Amendment. Consent from Holders of the 2034 Notes is being sought because the 2034 Notes are the currently effective series of Covered Debt.

Background

On November 14, 2006, Genworth entered into the Replacement Capital Covenant in favor of and for the benefit of each Covered Debtholder who holds Covered Debt (both as defined in the Replacement Capital Covenant) and is limited from repaying, redeeming or repurchasing all or any part of the 2066 Notes on or before November 15, 2046 except as expressly permitted by the terms of the Replacement Capital Covenant.

The Company seeks the ability to make certain repayments, redemptions or repurchases of the Company’s 2066 Notes in addition to those currently permitted under the Replacement Capital Covenant and thus seeks to amend the Replacement Capital Covenant to permit the same. A majority by principal amount of the then effective series of Covered Debt under the Replacement Capital Covenant is required to consent to amend the Replacement Capital Covenant. The 2034 Notes are the currently effective series of Covered Debt under the Replacement Capital Covenant whose consents are required.

A group of Holders representing at least a majority by principal amount of 2034 Notes has separately agreed to provide consents hereunder pursuant to the terms of the Note Repurchase and Consent Agreement. Under the terms thereof, the Company has agreed to repurchase $13,500,000 principal amount of 2034 Notes from such Holders at agreed prices, and such Holders have agreed to provide consents to the RCC Amendment as provided herein.

RCC Amendment

If the RCC Amendment is adopted, the Replacement Capital Covenant will be amended by:

(1) Adding a new and additional final paragraph to Section 2 of the Replacement Capital Covenant as set forth below:

Notwithstanding any other provision herein, in addition to any repayments, redemptions or repurchases otherwise permitted herein, the Corporation may repay, redeem or repurchase the Notes such that for each $1,000 principal amount of Covered Debt repaid, redeemed or repurchased by the Corporation on or after October 23, 2023, the Corporation may repay, redeem or repurchase $2,000 principal amount of the Notes.

(2) Adding a new and additional final sentence to Section 4(a) of the Replacement Capital Covenant as set forth below:

Notwithstanding any other provision herein, the Covered Debt shall at all times be the Initial Covered Debt, and at any time the principal amount outstanding of the Initial Covered Debt shall be less than $100 million, then this Replacement Capital Covenant shall terminate and be of no further force and effect.

Section 4(b) of the Replacement Capital Covenant provides for the amendment of any provision of the Replacement Capital Covenant by a written instrument signed by the Company with the consent of the Holders of at least a majority by principal amount of the then effective series of Covered Debt.

Upon the execution of the RCC Amendment and the same becoming operative and upon the satisfaction of the conditions set forth in this Statement, including the receipt of the Requisite Consents, the terms of the RCC Amendment, as amended, will be applicable to all Holders of Covered Debt, including Holders of the 2034 Notes, even if they did not deliver Consents with respect thereto.

While the Company intends to execute the RCC Amendment promptly following the Expiration Time or, if earlier, upon receipt of the Requisite Consents and satisfaction or waiver of the other conditions as set forth herein, the RCC Amendment will also provide that it shall cease to be operative if the Company breaches its obligation to repurchase 2034 Notes pursuant to the Note Repurchase and Consent Agreement.

Regardless of whether the RCC Amendment becomes operative, the 2034 Notes will remain outstanding in accordance with all other terms of the Indenture relating to the 2034 Notes. The changes effected by the RCC Amendment do not alter the Company’s contractual obligations with respect to the 2034 Notes or the guarantee of the 2034 Notes by Genworth Financial in any way and are effective only upon the terms and conditions contained herein. If the Consent Solicitation is terminated, the RCC Amendment will have no effect on the 2034 Notes.

Copies of the RCC Amendment are available to Holders of 2034 Notes upon request from the Information Agent. All statements in this Statement regarding the substance of the RCC Amendment are qualified in their entirety by reference to the RCC Amendment.

THE SOLICITATION

General

In order to approve the RCC Amendment, the Company must receive the “Requisite Consents,” which, under the Replacement Capital Covenant, means valid and unrevoked Consents of Holders of a majority by principal amount of the 2034 Notes, as the currently effective series of Covered Debt. The outstanding principal amount of 2034 Notes issued and outstanding, as of the date hereof, is set forth in the table appearing on the front cover page of this Statement. In accordance with Section 4(c) of the Replacement Capital Covenant, the record date for purposes of establishing the Holders whose consent is required to amend the Replacement Capital Covenant shall be the earlier of the Effective Date and the Expiration Time.

If the RCC Amendment becomes operative, it will be applicable to all Holders of Covered Debt, including the 2034 Notes, and their successors and transferees, whether or not such Holders consented to the RCC Amendment. Failure to deliver a Consent will have the same effect as if a Holder had voted “No” to the RCC Amendment.

How to Consent

Each Holder who delivers a Consent to the RCC Amendment in accordance with the procedures set forth in this Statement will be deemed to have validly consented to the RCC Amendment.

All of the Notes are held in book-entry form and registered in the name of Cede & Co., as the nominee of DTC. Only Holders are authorized to deliver Consents with respect to their Notes. Therefore, to deliver Consents with respect to the Notes that are held through a broker, dealer, commercial bank, trust company or other nominee, the Beneficial Owner thereof must instruct such nominee to deliver Consents on the Beneficial Owner’s behalf according to the procedures described below.

DTC has confirmed that the Consent Solicitation is eligible for ATOP. Accordingly, consenting DTC Participants must electronically deliver a Consent by causing DTC to temporarily transfer and surrender their Notes to the Tabulation Agent in accordance with DTC’s ATOP procedures. By making such transfer and delivery of a Note, DTC Participants will be deemed to have delivered a Consent with respect to any Notes so transferred and surrendered. DTC will verify each temporary transfer and surrender and confirm the electronic delivery of such Consent by sending an Agent’s Message to the Tabulation Agent.

The term “Agent’s Message” means a message transmitted by DTC and received by the Tabulation Agent, which states that DTC has received an express and unconditional acknowledgment from the DTC Participant delivering Consents that such DTC Participant (i) has received and agrees to be bound by the terms of the Consent Solicitation as set forth in this Statement and that the Company may enforce such agreement against such DTC Participant, and (ii) consents to the RCC Amendment as described in this Statement.

The Tabulation Agent will seek to establish a new ATOP account or utilize an existing ATOP account with respect to the Notes at DTC promptly after the date of this Statement (to the extent that such arrangements have not been made previously by the Tabulation Agent), and a DTC Participant whose name appears on a security position listing as the owner of the Notes may make book-entry delivery of Consents by causing DTC to transfer the Notes into the proper ATOP account or electronically deliver the Consents. Deliveries of Consents are effected through ATOP by delivery of an Agent’s Message by DTC to the Tabulation Agent.

The Notes for which a Consent has been delivered through ATOP as part of the Consent Solicitation prior to the Expiration Time will be held under one or more temporary CUSIP numbers (i.e., Contra CUSIP) during the period beginning at the time the DTC Participant electronically delivers a Consent and ending on the earliest of (i) the Expiration Time, (ii) the date on which the DTC Participant revokes its Consent and (iii) the date on which the Consent Solicitation is terminated. During the period that Notes are held under a temporary CUSIP number or numbers, such Notes will not be freely transferable to third parties and will be blocked. The Tabulation Agent will instruct DTC to release the positions as soon as practicable but no later than three business days after either the Expiration Time or subsequent date following the Expiration Time and not exceeding forty-five calendar days from the date hereof.

Consents must be electronically delivered in accordance with DTC’s ATOP procedures.

A Beneficial Owner of Notes held through a broker, dealer, commercial bank, trust company or other intermediary must provide appropriate instructions to such person in order to cause a delivery of a Consent with respect to such Notes.

Holders desiring to deliver their Consents prior to the Expiration Time must allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on such respective date. Consents not delivered prior to the Expiration Time will be disregarded and of no effect.

The method of delivery of a Consent through ATOP and any other required documents to the Tabulation Agent is at the election and risk of the Holder, and, delivery will be deemed made only when made through ATOP in accordance with the procedures described herein.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and revocation of Consents will be determined by the Company in its sole discretion, which determination will be conclusive and binding. The Company reserves the absolute right in its sole discretion to reject any or all Consents that are not in proper form or the acceptance of which could, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right in its sole discretion to waive any defects or irregularities in connection with deliveries of particular Consents, whether or not similar defects or irregularities are waived in the case of other Holders. Unless waived, any defects or irregularities in connection with deliveries of Consents must be cured within such time as the Company determines. Deliveries of Consents will not be deemed to have been made until any irregularities or defects therein have been cured or waived. None of the Company or Genworth Financial or any of their affiliates, the Information Agent, the Tabulation Agent, the Trustee or any other person shall be under any duty to give any notification of any such defects or irregularities or waiver, nor shall any of them incur any liability for failure to give such notification. The Company’s interpretations of the terms and conditions of the Consent Solicitation shall be conclusive and binding.

No consent form or letter of transmittal should be executed in relation to the Consent Solicitation or the Consents delivered through DTC. The valid electronic delivery of Consents through the temporary transfer and surrender of the Notes in accordance with DTC’s ATOP procedures shall constitute a written Consent to the Consent Solicitation.

Revocation of Consents

Each properly completed and executed Consent will be counted unless the procedure for revocation of Consents described below has been followed. Consents may not be revoked after the earlier of the Expiration Time and the Effective Date.

Holders who wish to exercise their right of revocation with respect to a Consent must give a properly transmitted “Requested Message” through ATOP, which must be received by the Tabulation Agent through ATOP, prior to the earlier of the Expiration Time and the Effective Date. In order to be valid, a notice of revocation must specify the name of the Holder and the principal amount of the Notes with respect to which a Consent is being revoked. Validly revoked Consents may be redelivered by following the procedures described elsewhere in this Statement at any time prior to earlier of the Expiration Time and the Effective Date. Under no circumstances may Consents be revoked after the earlier of the Expiration Time and the Effective Date.

Any notice of revocation received after the Effective Date will not be effective, even if received prior to the Expiration Time. A revocation of a Consent to the RCC Amendment by a Holder can only be accomplished in accordance with the foregoing procedures.

Only a Holder is entitled to revoke a Consent previously given by it. A Beneficial Owner of Notes who is not the Holder of such Notes must arrange with the Holder to revoke any Consent already given with respect to such Notes in accordance with the foregoing procedures. A Consent to the RCC Amendment will bind the consenting Holder and every subsequent holder of such Holder’s Notes or any portion thereof, even if notation of the Consent is not made on such Notes.

The Company reserves the right to contest the validity of any revocation and all questions as to the validity (including time of receipt) of any revocation will be determined by the Company in its sole discretion, which determination will be conclusive and binding. None of the Company or Genworth Financial or any of their affiliates, the Information Agent, the Tabulation Agent, the Trustee or any other person will be under any duty to give notification of any defects or irregularities with respect to any revocation nor shall any of them incur any liability for failure to give such notification.

Conditions to the Consent Solicitation

Notwithstanding any other provision of this Statement, the consummation of the Consent Solicitation is conditioned upon:

•	receipt by the Tabulation Agent at or before the Expiration Time of the Requisite Consents;

•	execution by the Company of the RCC Amendment; and

•	satisfaction of the General Conditions upon the Effective Date.

We may, in our sole discretion, waive any or all of the General Conditions or Additional Conditions. We may not, however, waive the condition with respect to the receipt of the Requisite Consents or repurchase of the 2034 Notes pursuant to the Note Repurchase and Consent Agreement.

The “General Conditions” on the Effective Date shall be that, on or after the date hereof and before such time, there shall not have been instituted or threatened or be pending any action, suit or other proceeding or investigation by any governmental authority or agency or any other person that:

•	questions the legality, validity, binding effect, enforceability or effectiveness of the RCC Amendment;

•

seeks to have the 2034 Notes paid before maturity or which questions the accuracy or completeness of any of the statements made in this Statement or in any of the other documents referred to herein; or

•	if adversely determined, would make unlawful or invalid, would enjoin the implementation of, or would impose damages as a result of, any of the foregoing.

Expiration Time; Extensions; Amendment

The Expiration Time shall occur at 5:00 p.m. New York City time, on October 18, 2023, unless earlier terminated or extended. The Company may, in its sole discretion, extend the Expiration Time. In order to extend the Expiration Time, the Company will notify the Information Agent and the Tabulation Agent of any extension by telephonic or written notice and will make a public announcement thereof, each at or before 9:00 a.m., New York City time, on the next business day following the previously scheduled Expiration Time. Such announcements may state that the Company is extending the Consent Solicitation for a specified period of time or on a daily basis. Failure of any Holder or Beneficial Owner of Notes to be so notified will not affect the extension of the Consent Solicitation.

Notwithstanding anything to the contrary set forth in this Statement, the Company reserves the right, in its sole discretion to (i) terminate the Consent Solicitation for any reason, (ii) extend the Expiration Time or (iii) amend the terms of the Consent Solicitation, including to waive any of the conditions to the Consent Solicitation.

Without limiting the manner in which the Company may choose to make a public announcement of any extension, amendment or termination of the Consent Solicitation, the Company shall have no obligation to publish, advertise, or otherwise communicate any such public announcement, other than by making a timely press release and complying with any applicable notice provisions of the Replacement Capital Covenant.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

Holders of the 2034 Notes should seek their own tax advice with respect to the Consent Solicitation.

TABULATION AGENT AND INFORMATION AGENT

Global Bondholder Services Corporation has been appointed as Tabulation Agent for the Consent Solicitation to receive, tabulate and verify Consents. All correspondence sent to the Tabulation Agent should be directed to the address set forth on the back cover page of this Statement. The Company has agreed to indemnify the Tabulation Agent for certain liabilities. Global Bondholder Services Corporation has agreed to facilitate the Consent Solicitation in its capacity as Tabulation Agent; however, it is not passing upon the merits or accuracy of the information contained in the Consent Solicitation in its capacity as Tabulation Agent.

Global Bondholder Services Corporation will also act as Information Agent with respect to the Consent Solicitation. Requests for additional copies of and questions relating to this Statement and the RCC Amendment may be directed to the Information Agent at the address and telephone number set forth on the back cover page of this Statement. Holders of the Notes may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Consent Solicitation.

In connection with the Consent Solicitation, directors, officers and regular employees of the Company and Genworth Financial (who will not be specifically compensated for such services) may solicit Consents by use of the mails, personally or by telephone, facsimile or other means.

The Company will pay the Tabulation Agent and the Information Agent reasonable and customary fees for their services and will reimburse them for their out-of-pocket expenses in connection therewith. The Company will also reimburse brokers and dealers for customary mailing and handling expenses incurred by them in forwarding copies of this Statement and related documents to the Beneficial Owners of the Notes.

FEES AND EXPENSES

The Company will bear all of the costs of the Consent Solicitation.

MISCELLANEOUS

Holders residing outside the United States who wish to deliver a Consent must satisfy themselves as to their full observance of the laws of the relevant jurisdiction in connection therewith. If the Company becomes aware of any jurisdiction where the making of the Consent Solicitation would not be in compliance with such laws, the Consent Solicitation will not be made to (nor will Consents be accepted from or on behalf of) the Holders of the Notes residing or having a principal place of business in each such jurisdiction.

From time to time, the Company or its affiliates may engage in additional consent solicitations. Any future consent solicitations may be on the same terms or on terms that are more or less favorable to Holders of the Notes than the terms of the Consent Solicitation, as the Company may determine in its sole discretion.

STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Statement may contain certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words such as “expects,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “will,” or words of similar meaning and include, but are not limited to, statements regarding the outlook for our future business and financial performance and the completion of the Consent Solicitation. Forward-looking statements are based on management’s current expectations and assumptions, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict, including the satisfaction of the conditions described herein. Actual outcomes and results may differ materially from those in the forward-looking statements due to global political, economic, business, competitive, market, regulatory and other factors and risks. We therefore caution you against relying on any forward-looking statements.

We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

WHERE YOU CAN FIND MORE INFORMATION

Genworth Financial is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and files with the SEC the required Proxy Statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The SEC maintains an Internet site that contains our proxy statements, our reports and other information regarding us at http://www.sec.gov. Genworth Financial’s SEC filings are also available free of charge at its website (www.genworth.com). However, except for Genworth Financial’s filings with the SEC that are incorporated by reference into this Statement, the information on its website is not incorporated by reference into this Statement.

Our common stock is listed on the New York Stock Exchange and trades under the symbol “GNW.”

CONSENT SOLICITATION STATEMENT

Genworth Holdings, Inc.

Questions and requests for assistance or additional copies of this Statement and the RCC Amendment may be directed to the Information Agent at the address below. Holders should retain their Notes and not deliver any such Notes to the Tabulation Agent or the Information Agent.

The Information Agent and Tabulation Agent for the Consent Solicitation is:

Global Bondholder Services Corporation

By Hand, Mail or Overnight Courier:

65 Broadway – Suite 404

New York, New York 10006

Banks and Brokers call: (212) 430-3774

All others call toll free: (855) 654-2014

By Facsimile Transmission:

(For Eligible Institutions only): (212) 430-3775/3779

Confirm by Telephone:

(212) 430-3774